EXHIBIT (j)Powers of Attorney

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Lawrence J. Arth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
      AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
       AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             Form 4889 VA................................SEC File No. 333-114976
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
      AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
      AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:   /s/ Lawrence J. Arth
                                    --------------------------------------------
                                                  Lawrence J. Arth
                                     irector, Chairman & Chief Executive Officer

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Gregory C. Sernett, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
    AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
    AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             Form 4889 VA................................SEC File No. 333-114976
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
    AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
    AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:    /s/ JoAnn M. Martin
                                    --------------------------------------------
                                                   JoAnn M. Martin
                                   Director, President & Chief Operating Officer

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Haluk Ariturk,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
   AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
            OVERTURE Life SPVUL ........................SEC File No. 033-01576
            UNIVAR......................................SEC File No. 033-01978
            OVERTURE APPLAUSE!..........................SEC File No. 033-30019
            OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
            OVERTURE ENCORE!............................SEC File No. 333-15585
            OVERTURE BRAVO!.............................SEC File No. 333-71505
            Corporate Benefit VUL.......................SEC File No. 333-95163
            OVERTURE OVATION!...........................SEC File No. 333-64496
            OVERTURE VIVA!..............................SEC File No. 333-101274
            Protector hVUL..............................SEC File No. 333-121749
   AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
            OVERTURE Annuity............................SEC File No. 033-14774
            OVERTURE Annuity II.........................SEC File No. 033-33844
            OVERTURE Annuity III........................SEC File No. 033-58642
            OVERTURE Annuity III-Plus...................SEC File No. 033-98848
            OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
            OVERTURE ACCENT! ...........................SEC File No. 333-46675
            Form 4889 VA................................SEC File No. 333-114976
            OVERTURE MEDLEY! ...........................SEC File No. 333-47162
   AMERITAS VARIABLE SEPARATE ACCOUNT VL
            Allocator 2000 .............................SEC File No. 333-91750
            Regent 2000 ................................SEC File No. 333-91674
            Executive Select ...........................SEC File No. 333-91748
   AMERITAS VARIABLE SEPARATE ACCOUNT VA
            Allocator 2000 Annuity .....................SEC File No. 333-91670
            Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:    /s/ Haluk Ariturk
                                    --------------------------------------------
                                               Haluk Ariturk
                                                  Director

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Jan M. Connolly,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
    AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
        AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             Form 4889 VA................................SEC File No. 333-114976
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
    AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
    AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:      /s/ Jan M. Connolly
                                    --------------------------------------------
                                                   Jan M. Connolly
                                                        Director

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Kenneth L. VanCleave,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
    AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
       AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             Form 4889 VA................................SEC File No. 333-114976
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
    AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
    AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:       /s/ Kenneth L. VanCleave
                                    --------------------------------------------
                                                Kenneth L. VanCleave
                                                      Director

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Arnold D. Henkel,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
    AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
       AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             Form 4889 VA................................SEC File No. 333-114976
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
    AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
    AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:      /s/ Arnold D. Henkel
                                    --------------------------------------------
                                                  Arnold D. Henkel
                                         Director, Executive Vice President

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
    AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
       AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             Form 4889 VA................................SEC File No. 333-114976
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
    AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
    AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:         /s/ William W. Lester
                                    --------------------------------------------
                                                  William W. Lester
                                         Director, Senior Vice President,
                                       Chief Investment Officer, & Treasurer

                                Power of Attorney

                                 With Respect To
                    Ameritas Variable Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Variable Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of
Attorney are:
    AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
       AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             Form 4889 VA................................SEC File No. 333-114976
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
    AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
    AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:      /s/ Robert C. Barth
                                    --------------------------------------------
                                               Robert C. Barth
                          Vice President, Controller, & Chief Accounting Officer